Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of LegacyXchange, Inc. (formerly True 2 Beauty Inc.) (the “Company”) for the year ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Bollander, Chief Executive Officer, Chief Financial Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

LegacyXchange, Inc.
Date: December 4, 2020
	By:	/s/ William Bollander
William Bollander
Chief Executive Officer, Chief Financial Officer and
President (Principal Executive, Financial and Accounting Officer)